Exhibit 24

                                POWER OF ATTORNEY

         Each of the undersigned officers and directors of Superconductive Components, Inc. (the "Company"), hereby appoints Edward R. Funk as his or her true and lawful attorney, to sign, in his or her name and on his or her behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Company's Registration Statement on Form S-8 (the "Registration Statement") for the purpose of registering under the Securities Act of 1933, as amended, 600,000 shares of Common Stock, without par value, to be sold and distributed by the Corporation pursuant to the Corporation's 1995 Stock Option Plan, as amended (the "Plan") and such other number of shares as may be issued under the anti-dilution provisions of the Plan, and any and all amendments, including post-effective amendments, to the Registration Statement hereby granting unto said attorney and with full power and authority to do and perform in the name and on behalf of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each said attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any said attorney-in-fact or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have signed these presents effective the 23rd day of July 2001.



    /s/ Edward R. Funk                       President, Chief Executive Officer
--------------------------------------       Treasurer and Director
     Edward R. Funk                          (Principal Executive Officer)


--------------------------------------       Vice President
     Ingeborg V. Funk


    /s/ James R. Gaines, Jr.                 Vice President and General Manager
--------------------------------------       of the SCI Division and Director
     James R. Gaines, Jr.


     /s/ Donald D. Raifsnider                Vice President and General Manager
--------------------------------------       of the TMI Division
     Donald D. Raifsnider


     /s/ Suvankar Sengupta                      Chief Scientist
--------------------------------------
       Suvankar Sengupta


       /s/ Curtis A. Loveland                   Secretary and Director
--------------------------------------
     Curtis A. Loveland


                                                Director
--------------------------------------
     Robert J. Baker, Jr.


     /s/ Lloyd E. Hackman                       Director
--------------------------------------
     Lloyd E. Hackman

--------------------------------------          Director
       Robert H. Pietz


     /s/ Edward W. Ungar                        Director
--------------------------------------
     Edward W. Ungar


     /s/ Charles E. Washbush                    Director
--------------------------------------
     Charles E. Washbush